UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 28, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). The matters voted upon at the Special Meeting and the preliminary results of those votes, as informed by the inspector of elections of the Special Meeting, were as follows:

Proposal 1

Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, advances of common stock of the Company issued or to be issued to YA II PN, Ltd., an affiliate of Yorkville Advisors Global, LP (“Yorkville”), pursuant to the Standby Equity Purchase Agreement, dated November 11, 2022, between the Company and Yorkville, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock.

For	Against	Abstain	Broker Non-Votes
293,204,525	72,234,026	391,983	114,779,417

Proposal 2

Proposal to approve the adoption of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 815,000,000 to 1,690,000,000, increasing the total number of authorized shares of common stock and preferred stock from 900,000,000 to 1,775,000,000.

For	Against	Abstain	Broker Non-Votes
404,348,316	76,035,480	226,155	N/A

Item 7.01. Regulation FD Disclosure.

On February 28, 2023, the Company issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release dated February 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: February 28, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer